PROJECT IMPACTS	PROJECTS
(1984–PRESENT*)

$44.1B	$18.5B	$5.8B
total economic benefits	personal income including wages and benefits, with $9.4 billion for construction workers	tax revenues ($1.9 billion state/local and $3.9 billion federal)

200.9M	225.3K	126.2K
hours of on-site union construction work created	total jobs generated across communities	housing and healthcare units nationwide, with 67% affordable

“By financing development projects built with 100% union labor, the HIT invests in assets which are more likely to be built safely, on time and on budget. When these same developments are built with our affiliates’ pension capital, it reinforces the health of our pension funds.”

Sean McGarvey

President, North America’s Building Trades Unions

Trustee, AFL-CIO Housing Investment Trust

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of June 30, 2023. Economic impact data is in 2022 dollars and all other figures are nominal.

HELPING BUILD AMERICA–THE UNION WAY

JOBS CREATED BY TRADE SINCE INCEPTION*

Trade Type	Jobs	Hours
Boilermakers	856	1,721,780
Bricklayers (including tile setters)	6,204	12,477,560
Carpenters	18,130	36,509,990
Cement Masons	3,753	7,477,910
Electrical Workers	15,172	30,499,020
Elevator Constructors	772	1,549,600
Insulators	1,244	2,501,200
Ironworkers	2,782	5,595,560
Laborers	13,240	26,606,660
Operating Engineers	3,607	7,248,760
Other	7,328	14,728,680
Painters	7,863	15,808,920
Plumbers	11,010	22,132,050
Roofers	3,238	6,511,820
Sheet Metal Workers	3,179	6,390,970
Teamsters	1,552	3,119,580
Grand Total	99,930	200,880,060

*	Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of June 30, 2023. Economic impact data is in 2022 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.